Investor Presentation November 2022

Notice to Investors Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts are forward-looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements are not guarantees that our expectations will prove to be correct and involve a number of risks, uncertainties, and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its most recent Annual Report on Form 10-K, and its Quarterly Reports on Form 10-Q as well as others, could cause actual plans or results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to our ability to execute our strategic actions; our pending divestitures; the ongoing conflict between Russia and Ukraine; the COVID-19 pandemic; the worldwide oil and natural gas industry; our customer concentration and reliance on the U.S. exploration and production market; our international operations; operating hazards present in the oil and natural gas industry and substantial liability claims, including catastrophic well incidents; our contracts that can be terminated or downsized by our customers without penalty; our product offering expansion; our ability to attract, retain and develop qualified leaders, key employees and skilled personnel; the price and availability of raw materials; business acquisitions and capital investments; our market competition; technological developments and intellectual property in our industry; severe weather, natural disasters, and seasonality; our cost and continued availability of borrowed funds, including noncompliance with debt covenants; environmental laws and regulations; our legal compliance; the inherent limitations of insurance coverage; income taxes; cybersecurity breaches or business system disruptions; our restructuring activities; activist stockholders that may attempt to effect changes at our Company or acquire control over our Company; our ability to maintain compliance with the New York Stock Exchange’s continued listing requirements; and our amended and restated bylaws, which could limit our stockholders’ ability to obtain what such stockholders believe to be a favorable judicial forum for disputes with us or our directors, officers or other employees. We assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com. Non-GAAP Financial Measures This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Net Debt, and the Ratio of Net Debt to Capital. We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and liquidity with that of other companies in our industry. Management uses these measures to evaluate our operating performance, liquidity and capital structure. In addition, our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. Disclaimers 2

Why Invest in Newpark Resources? 3 Leading Provider of Sustainable Technologies and Services Across the Energy Industry Global presence in large-scale energy markets Proven technologies that offer tangible economic and ESG benefits Reshaping the balance sheet and capital structure to support growth plans Focusing investment on higher growth industrial opportunities to generate consistent cash flow generation Divisions that operate at both ends of the energy transition Demonstrated ability to adapt and grow via successful expansion beyond O&G

Who are Newpark Resources Today? 4 $947 $820 $493 $615 $770 $116 $82 ($7) $39 $56 ($40) $0 $40 $80 $120 $160 $0 $200 $400 $600 $800 $1,000 2018 2019 2020 2021 TTM Q3 2022 EB IT D A (M IL LI O N S) Re ve nu es (M IL LI O N S) CONSOLIDATED REVENUES & ADJUSTED EBITDA** Revenues Adjusted EBITDA $83 $70 $34 $61 $57 $67 $44 ($17) $4 $27 ($25) $25 $75 $125 2018 2019 2020 2021 TTM Q3 2022 SEGMENT ADJUSTED EBITDA CONTRIBUTION** Industrial Solutions Fluids Systems * Source: 2022 Drilling Fluids Supplier Performance Report, Kimberlite International Oilfield Research ** Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation M IL LI O N S 2 Industrial Solutions Preeminent manufacturer and rental fleet provider of composite temporary worksite access solutions with a diversified customer base servicing utilities, renewable energy, oil & gas, construction, pipeline, and general access. Fluids Systems Leading provider of drilling, reservoir, stimulation fluids, and associated services, supported by a suite of innovative digital modeling software; rated #1* in overall performance globally.

Strong Foundations for Value Creation & Growth

INDUSTRY LEADER



Proven credibility, leveraging decades of experience

TECHNOLOGY DRIVEN



Sustainable **and** economically advantaged technology offerings

SERVICE CULTURE



Newpark Service Advantage recognized by global customer base*

GLOBAL PRESENCE



Established presence in all continents, with primary focus on NAM (~70% of global revenues) and EMEA (~25%)

* Ranked #1 in customer satisfaction globally, 2022 Drilling Fluids Supplier Performance Report, Kimberlite International Oilfield Research; Ranked #1 in Drilling-Related Services, 2022 EnergyPoint Research survey.

NEWPARK

5

Serving Large-Scale, Long-Term End Markets

Multi Billion-Dollar Markets Provide Opportunity for Each Newpark Division to Scale

GLOBAL O&G SUPPLY & DEMAND (SUSTAINABLE DEVELOPMENT SCENARIO)


OIL
mb/d
125
100
75
50
25
0
Supply with no new investment
Supply with investment in existing fields
Demand in SDS
INV GAP
2010
2015
2020
2025
2030
2035
2040
NATURAL GAS
bcm
5000
4000
3000
2000
1000
0
Supply with no new investment
Supply with investment in existing fields
Demand in the SDS
INVESTMENT GAP
2010
2015
2020
2025
2030
2035
2040

GLOBAL ANNUAL ELECTRICAL GRID INVESTMENT


$ BILLIONS
600
500
400
300
200
100
0
Replacements
Network Reinforcements
New Connections
2020
2025
2030
2035
2040
2045
2050

~$12T - $26T Investment in Oil & Gas projected to meet demand in Sustainable Development Scenario over next 30 years

~$14T Investment in global electrical grid to enable "electrification of everything"

NEWPARK

Source: (Left Charts & Data) International Energy Agency Fuel Report, Jan 2020 & Industry Investment Estimates
(Right Charts & Data) Bloomberg NEF & S&P Global Market intelligence, Feb 2021

6

Clear Strategic Focus 7 Prioritize investment into high returning industrial growth markets aligned to energy transition and sustainability tailwinds Leverage strong foundations to expand sustainable technology and service solutions Laser focus on operating cost and balance sheet discipline to fund growth responsibly, balancing growth investments with return of capital to shareholders 1 2 3

Ability to Transition Business in Evolving Markets 8 2018 vs 2022 YTD RELATIVE EBITDA CONTRIBUTION O&G Utilities & Industrial From Origins as US Land Oil & Gas Services Provider Through Evolution by Focusing on Sustainable Technology To Global Sustainable Technology and Services Provider across the Energy Industry U TILITIES G EO TH ERM AL CIR PLASTICS

Proven Commitment to ESG 9 Board of Directors ESG Committee Provides Oversight Industrial Solutions Fluids Systems • Water-based fluids lowers environmental impact, risk to people, and overall carbon footprint • Brine-tolerant chemicals reduces need for fresh water in stimulation • Safety drives everything we do • Committed to the development of local personnel across our operations • Globally adopted Standards of Business Practices clearly define expectations of all employees and contractors • Formalized annual major shareholder outreach campaign, soliciting input on governance matters 400,000+ Trees Saved* 19,900+ Tons CO2 Emissions Saved TTM* 11+ MILLION Miles Saved TTM* 0.50 0.62 0.65 0.52 0.51 0.00 0.20 0.40 0.60 0.80 2017 2018 2019 2020 2021 38% Board Diversity 94% Shareholder approval rate of executive compensationNorth AmericaEurope / Middle East / Africa Asia Pacific / Latin America Environmental Social Governance Total Company TRIR * Reflects internal estimates of impact of DURA-BASE® Composite Matting System. Reflects cumulative effect unless otherwise stated. 88% Board Independence

Business Segment Overview Industrial Solutions Fluids Systems 10 $116 $90 $37 $37 $44 $115 $110 $93 $149 $143 $83 $70 $34 $61 $57 $0 $20 $40 $60 $80 $100 $120 $0 $50 $100 $150 $200 $250 2018 2019 2020 2021 TTM Q3 2022 AD JU ST ED E BI TD A (M IL LI O N S) RE VE N U E (M IL LI O N S) Utilities & Other Revenue E&P Revenue Adjusted EBITDA* $716 $620 $355 $421 $583 $67 $44 ($17) $4 $27 ($20) $0 $20 $40 $60 $80 $100 $0 $125 $250 $375 $500 $625 $750 2018 2019 2020 2021 TTM Q3 2022 AD JU ST ED E BI TD A (M IL LI O N S) RE VE N U E (M IL LI O N S) Revenues Adjusted EBITDA* $123 $64 Rental & Service (R&S) Product Sales $174 $13 NAM EMEA TTM Q3 2022 REVENUES (MIL) $386 $176 $21 NAM EMEA Other TTM Q3 2022 REVENUES (MIL) * Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation • Consistent cash flow and solid ROI • Strong Energy Transition market tailwinds • Meaningful growth opportunities • Strong O&G market tailwinds in NAM Land and EMEA • Transformative actions reshaping portfolio to improve returns

$37 $27 $0 $10 $20 $30 $40 2019 YTD Q3 2022 Annualized $14 $6 $0 $4 $8 $12 $16 2019 YTD Q3 2022 Annualized INTEREST EXPENSE 5% Average borrowing rate on outstanding debt • Leveraging asset-based lending to drive reductions in borrowing cost • Primary bank facility matures in May 2027 Responsibly Managing Our Transition 11 $439 $332 $210 $244 $210 $210 $0 $200 $400 $600 $800 Q4 '19 Q3 '22 Q3 '22 + Divestitures M IL LI O N S Fluids Systems Industrial Solutions 35% Reduction in Net Capital Employed from 2019 levels • Pending divestitures of U.S. minerals and Gulf of Mexico business units expected to drive $90m+ reduction in Fluids Systems • Transitioning Fluids HQ to multi- tenant facility, reducing cost burden 27% Reduction in Corporate Office expense from 2019 levels M IL LI O N S M IL LI O N S • Streamlining cost structure as business evolves CORPORATE OFFICE (excl. depreciation) Estimate (see below) (Includes announced divestitures in progress)

Prioritizing Investment in High Returning Industrial Growth 12 11% CAGR in Revenues from Utilities & Industrial Markets from 2018 - 2021 * Source: Edison Electric Institute, December 2021 ** Reflects management estimate $61 $60 $66 $71 $82 $86 $83 $85 $81 $83 $45 $39 $27 $43 $48 $58 $66 $51 $59 $59 0 20 40 60 80 100 120 140 160 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 M IL LI O N S TRAILING TWELVE MONTHS R&S Product SalesActual Projected $21 $21 $22 $22 $24 $25 $28 $27 $27 $27 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 BI LL IO N S 2021-2022 Newpark Capital Investments directed to expansion within Utilities & Industrial Markets80% REVENUES FROM UTILITY AND OTHER INDUSTRIAL MARKETS 10% Of Transmission Investment focused on worksite access; provides significant scale opportunity US ELECTRICAL TRANSMISSION INVESTMENT* **

FCF Generation and Capital Allocation Philosophy 13 Q4 2022 Divestitures Set the Stage for Positive FCF Generation; Clear Priorities Established $21 $41 $52 ($9) ($43) ($60) ($40) ($20) $0 $20 $40 $60 2018 2019 2020 2021 YTD Q3 2022 M IL LI O N S FREE CASH FLOW (FCF)* Net Income adj. for non-cash Items Working capital increase: Excalibar and Gulf of Mexico (divestitures in process) All other working capital, primarily: • Receivables (revenue growth) • Inventories (revenue growth and Supply Chain challenges) Capital expenditures, net $36 ($28) ($36) ($15) * Free Cash Flow is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. Working capital reductions accelerated cash flow during COVID slowdown Post COVID buildup of Working Capital PRIORITY 1 Maintain modest leverage (protect our shareholders) PRIORITY 2 Balance deployment of capital to support strategic growth • Capital and inorganic investments • Share repurchases (return value to shareholders)

Why Invest in Newpark Resources? Global presence in large scale energy markets Demonstrated ability to transition and grow Operate at both ends of the energy spectrum Proven technologies with economic and ESG benefits Focusing investment on higher growth industrial opportunities Capital structure to support growth plans 14 Leading Provider of Sustainable Technologies and Services Across the Energy Industry

APPENDIX

Consolidated Statements of Operations (unaudited) 16 (In thousands, except per share data) September 30, 2022 June 30, 2022 September 30, 2021 September 30, 2022 September 30, 2021 Revenues 219,853$ 194,144$ 151,797$ 590,435$ 435,218$ Cost of revenues 187,884 168,206 132,273 507,078 376,370 Selling, general and administrative expenses 24,207 24,330 23,864 72,970 67,755 Other operating (income) loss, net (345) (80) 1,723 (375) (141) Impairments and other charges 29,417 7,905 - 37,322 - Operating loss (21,310) (6,217) (6,063) (26,560) (8,766) Foreign currency exchange (gain) loss (1,424) (583) 25 (1,943) (83) Interest expense, net 1,875 1,638 2,176 4,719 6,748 Loss on extinguishment of debt - - 210 - 1,000 Loss before income taxes (21,761) (7,272) (8,474) (29,336) (16,431) Provision for income taxes 2,834 480 2,011 490 5,414 Net loss (24,595)$ (7,752)$ (10,485)$ (29,826)$ (21,845)$ Calculation of EPS: Net loss - basic and diluted (24,595)$ (7,752)$ (10,485)$ (29,826)$ (21,845)$ Weighted average common shares outstanding - basic 93,737 92,657 91,932 92,843 91,264 Dilutive effect of stock options and restricted stock awards - - - - - Weighted average common shares outstanding - diluted 93,737 92,657 91,932 92,843 91,264 Net loss per common share - basic: (0.26)$ (0.08)$ (0.11)$ (0.32)$ (0.24)$ Net loss per common share - diluted: (0.26)$ (0.08)$ (0.11)$ (0.32)$ (0.24)$ Three Months Ended Nine Months Ended

Operating Segment Results (unaudited)

(In thousands)	Three Months Ended September 30, 2022	Three Months Ended June 30, 2022	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2021
Revenues					
Fluids Systems	$ 168,621	$ 145,261	$ 107,955	$ 454,896	$ 292,897
Industrial Solutions	51,232	48,883	41,976	135,539	134,033
Industrial Blending	-	-	1,866	-	8,288
Total revenues	$ 219,853	$ 194,144	$ 151,797	$ 590,435	$ 435,218
Operating income (loss)					
Fluids Systems (1)	$ (24,193)	$ 425	$ (6,646)	$ (20,394)	$ (19,944)
Industrial Solutions	10,036	9,754	8,167	26,148	32,645
Industrial Blending (2)	(526)	(8,912)	(64)	(10,324)	(1,269)
Corporate office	(6,627)	(7,484)	(7,520)	(21,990)	(20,198)
Total operating income (loss)	$ (21,310)	$ (6,217)	$ (6,063)	$ (26,560)	$ (8,766)
Segment operating margin					
Fluids Systems	-14.3%	0.3%	-6.2%	-4.5%	-6.8%
Industrial Solutions	19.6%	20.0%	19.5%	19.3%	24.4%
Industrial Blending	NM	NM	-3.4%	NM	-15.3%

(1) Fluids Systems operating loss for the three and nine months ended September 30, 2022 includes $29.4 million of non-cash impairment charges related to the long-lived assets and inventory associated with the exit of our Gulf of Mexico operations. Fluids Systems operating loss for the three months ended September 30, 2021 included $4.0 million of charges primarily related to self-insured costs associated with Hurricane Ida damage to our Fourchon, Louisiana Fluids Systems operating base, facility exit, and severance costs. Fluids Systems operating loss for the nine months ended September 30, 2021 included $4.6 million of charges primarily related to self-insured costs associated with Hurricane Ida damage to our Fourchon, Louisiana Fluids Systems operating base, facility exit, and severance costs.

(2) Industrial Blending operating loss for the three months ended June 30, 2022 and the nine months ended September 30, 2022 included a $7.9 million non-cash charge for the impairment of the long-lived assets as well as exit and other costs related to the ongoing process to sell these assets.

NEWPARK

17

Consolidated Balance Sheets (unaudited) 18 (In thousands, except share data) September 30, 2022 December 31, 2021 ASSETS Cash and cash equivalents 20,450$ 24,088$ Receivables, net 211,496 194,296 Inventories 160,039 155,341 Prepaid expenses and other current assets 14,162 14,787 Current assets held for sale 71,191 - Total current assets 477,338 388,512 Property, plant and equipment, net 189,899 260,256 Operating lease assets 23,195 27,569 Goodwill 46,853 47,283 Other intangible assets, net 20,664 24,959 Deferred tax assets 5,995 2,316 Other assets 2,740 1,991 Total assets 766,684$ 752,886$ LIABILITIES AND STOCKHOLDERS’ EQUITY Current debt 23,431$ 19,210$ Accounts payable 104,803 84,585 Accrued liabilities 42,693 46,597 Current liabilities held for sale 1,882 - Total current liabilities 172,809 150,392 Long-term debt, less current portion 133,637 95,593 Noncurrent operating lease liabilities 19,534 22,352 Deferred tax liabilities 8,803 11,819 Other noncurrent liabilities 9,929 10,344 Total liabilities 344,712 290,500 1,114 1,093 Paid-in capital 639,196 634,929 Accumulated other comprehensive loss (74,807) (61,480) Retained earnings (6,504) 24,345 (137,027) (136,501) Total stockholders’ equity 421,972 462,386 Total liabilities and stockholders' equity 766,684$ 752,886$ Common stock, $0.01 par value (200,000,000 shares authorized and 111,357,108 and 109,330,733 shares issued, respectively) Treasury stock, at cost (17,310,231 and 16,981,147 shares, respectively)

Consolidated Statements of Cash Flows (unaudited) 19 (In thousands) 2022 2021 Cash flows from operating activities: Net loss (29,826)$ (21,845)$ Adjustments to reconcile net loss to net cash provided by (used in) operations: Impairments and other non-cash charges 37,322 - Depreciation and amortization 30,259 32,009 Stock-based compensation expense 5,102 5,721 Provision for deferred income taxes (5,717) 282 Credit loss expense 721 426 Gain on sale of assets (2,550) (6,863) Gain on insurance recovery - (849) Loss on extinguishment of debt - 1,000 Amortization of original issue discount and debt issuance costs 724 3,062 Change in assets and liabilities: Increase in receivables (26,494) (26,382) Increase in inventories (58,722) (2,536) Increase in other assets (3,976) (2,535) Increase in accounts payable 24,751 25,292 Increase in accrued liabilities and other 313 6,888 Net cash provided by (used in) operating activities (28,093) 13,670 Cash flows from investing activities: Capital expenditures (17,720) (19,103) Proceeds from sale of property, plant and equipment 2,497 11,730 Proceeds from insurance property claim - 85 Net cash used in investing activities (15,223) (7,288) Cash flows from financing activities: Borrowings on lines of credit 241,487 166,012 Payments on lines of credit (199,549) (150,132) Purchases of Convertible Notes - (28,137) Proceeds from term loan 3,754 8,258 Proceeds from financing obligation - 8,004 Debt issuance costs (999) (295) Purchases of treasury stock (2,619) (1,435) Other financing activities (2,251) (458) Net cash provided by financing activities 39,823 1,817 Effect of exchange rate changes on cash (2,083) (1,349) Net increase (decrease) in cash, cash equivalents, and restricted cash (5,576) 6,850 Cash, cash equivalents, and restricted cash at beginning of period 29,489 30,348 Cash, cash equivalents, and restricted cash at end of period 23,913$ 37,198$ Nine Months Ended September 30,

Non-GAAP Financial Measures (unaudited)

The following tables reconcile the Company's net income (loss) or segment operating income (loss) calculated in accordance with GAAP to the non-GAAP financial measures of EBITDA and Adjusted EBITDA:

Consolidated	Twelve Months Ended				Nine Months Ended		TTM Q3
(In thousands)	2018	2019	2020	2021	2021	2022	2022
Net income (loss) (GAAP)	$ 32,281	$ (12,946)	$ (80,696)	$ (25,526)	$ (21,845)	$ (29,826)	$ (33,507)
Interest expense, net	14,864	14,369	10,986	8,805	6,748	4,719	6,776
Provision (benefit) for income taxes	14,997	9,788	(11,883)	7,293	5,414	490	2,369
Depreciation and amortization	45,899	47,144	45,314	42,225	32,009	30,259	40,475
EBITDA (non-GAAP)	108,041	58,355	(36,279)	32,797	22,326	5,642	16,113
Impairments and other charges	-	11,422	14,727	-	-	37,322	37,322
Fourchon, Louisiana hurricane-related costs	-	-	-	2,596	2,596	-	-
Facility exit costs and other	-	2,631	(201)	2,399	1,691	1,150	1,857
Severance costs	4,621	3,814	4,773	1,898	1,697	519	721
Inventory write-downs	-	1,881	10,345	-	-	-	-
Gain on legal settlement	-	-	-	(1,000)	(1,000)	-	-
(Gain) loss on extinguishment of debt	-	-	(419)	1,000	1,000	-	-
Other	3,741	3,955	-	(849)	(849)	-	-
Adjusted EBITDA (non-GAAP)	$ 116,403	$ 82,058	$ (7,054)	$ 38,841	$ 27,461	$ 44,633	$ 56,013

The following table reconciles the Company's net cash provided by (used in) operating activities calculated in accordance with GAAP to the non-GAAP financial measure of free cash flow:

Consolidated	Twelve Months Ended				Nine Months Ended September 30,	
(In thousands)	2018	2019	2020	2021	2021	2022
Net cash provided by (used in) operating activities (GAAP)	$ 63,403	$ 72,286	$ 55,791	$ (3,013)	$ 13,670	$ (28,093)
Capital expenditures	(45,141)	(44,806)	(15,794)	(21,793)	(19,103)	(17,720)
Proceeds from sale of property, plant and equipment	2,612	13,734	12,399	15,999	11,730	2,497
Free Cash Flow (non-GAAP)	$ 20,874	$ 41,214	$ 52,396	$ (8,807)	$ 6,297	$ (43,316)

NEWPARK

20

Non-GAAP Financial Measures (unaudited)

The following tables reconcile the Company's segment operating income (loss) calculated in accordance with GAAP to the non-GAAP financial measures of EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin:

Fluids Systems	Twelve Months Ended				Nine Months Ended		TTM Q3
(In thousands)	2018	2019	2020	2021	2021	2022	2022
Revenues	$ 715,813	$ 620,317	$ 354,608	$ 420,789	$ 292,897	$ 454,896	$ 582,788
Operating income (loss) (GAAP)	$ 40,337	$ 3,814	$ (66,403)	$ (19,012)	$ (19,944)	$ (20,394)	$ (19,462)
Depreciation and amortization	20,922	21,202	20,555	17,877	13,585	11,517	15,809
EBITDA (non-GAAP)	61,259	25,016	(45,848)	(1,135)	(6,359)	(8,877)	(3,653)
Impairments and other charges	-	11,422	14,727	-	-	29,417	29,417
Fourchon, Louisiana hurricane-related costs	-	-	-	2,596	2,596	-	-
Facility exit costs and other	-	2,631	(201)	2,399	1,691	-	708
Inventory write-downs	-	1,881	10,345	-	-	-	-
Severance costs	3,933	2,264	3,729	1,329	1,177	235	387
Other	1,908	605	-	(849)	(849)	-	-
Adjusted EBITDA (non-GAAP)	$ 67,100	$ 43,819	$ (17,248)	$ 4,340	$ (1,744)	$ 20,775	$ 26,859
Operating Margin (GAAP)	5.6%	0.6%	-18.7%	-4.5%	-6.8%	-4.5%	-3.3%
Adjusted EBITDA Margin (non-GAAP)	9.4%	7.1%	-4.9%	1.0%	-0.6%	4.6%	4.6%

Industrial Solutions	Twelve Months Ended				Nine Months Ended		TTM Q3
(In thousands)	2018	2019	2020	2021	2021	2022	2022
Revenues	$ 230,735	$ 199,802	$ 130,469	$ 185,171	$ 134,033	$ 135,539	$ 186,677
Operating income (GAAP)	$ 60,604	$ 47,466	$ 13,030	$ 42,117	$ 32,645	$ 26,148	$ 35,621
Depreciation and amortization	21,321	21,763	20,127	19,304	14,344	16,171	21,131
EBITDA (non-GAAP)	81,925	69,229	33,157	61,421	46,989	42,319	56,752
Severance costs	634	434	437	302	253	161	210
Gain on legal settlement	-	-	-	(1,000)	(1,000)	-	-
Adjusted EBITDA (non-GAAP)	$ 82,559	$ 69,663	$ 33,594	$ 60,723	$ 46,242	$ 42,480	$ 56,962
Operating Margin (GAAP)	26.3%	23.8%	10.0%	22.7%	24.4%	19.3%	19.1%
Adjusted EBITDA Margin (non-GAAP)	35.8%	34.9%	25.7%	32.8%	34.5%	31.3%	30.5%

NEWPARK
21